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                                                                    EXHIBIT 99.7


                          ASSIGNMENT OF PATENT RIGHTS


         This Assignment of Patent Rights, dated as of December 31, 1995, is executed by GTEL Environmental Laboratories, Inc. ("GTEL"), a Delaware corporation (the "Assignor"), in favor of NEI/GTEL Environmental Laboratories, Inc., a Delaware corporation (the "Assignee").

         WHEREAS the Assignor and the Assignee, and, as to certain sections, Groundwater Technology, Inc., a Delaware corporation, and Nytest Environmental Inc., a Delaware corporation, have entered into a certain Asset and Business Purchase Agreement, dated December 28, 1995 (the "Purchase Agreement"), pursuant to which Assignee is acquiring substantially all of the assets of the Assignor;

         WHEREAS pursuant to the Purchase Agreement, on the terms and subject to the conditions contained in the Purchase Agreement, the Assignor has agreed to assign to Assignee all of the Assignor's right, title and interest in a certain patent; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Assignor agrees as follows:

         1. The Assignor hereby assigns to the Assignee all of the Assignor's rights, title and interest in U.S. Patent No. 5,450,948, (the "Patent") a copy of which is attached hereto, together with the goodwill of the business associated therewith and all claims, if any, which may have arisen thereunder prior to the effective date of this instrument.

         2. From and after the date hereof, upon request of Assignee, Assignor shall do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances and other instruments and papers as may be reasonably required to sell, assign, transfer, convey and deliver to and vest in Assignee all the rights and interests hereby assigned and transferred to Assignee or intended so to be assigned and transferred.

         3. Assignor hereby irrevocably authorizes and requests the United States Commissioner of Patents and, as appropriate, the corresponding officials in other countries and any other agency or authority having jurisdiction in the matter to record Assignee as the owner of and/or to issue in accordance with this Assignment the Patent which is assigned to Assignee by this Assignment and hereby irrevocably consents to the filing and recordation of this Assignment with the United States Commissioner of Patents and with such other officials, agencies and authorities.

         4. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         5. The Assignor further assigns unto the Assignee all right to sue at Assignee's expense for and to receive all damages accruing from past infringement of the Patent.
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         6.      This Agreement is being executed in several originals for
recordation in the various jurisdictions in which the Patent is recorded.


         IN WITNESS WHEREOF, the Assignor has caused this Assignment of Patent Rights to be duly executed under seal as of and on the date first written above.

                                 GTEL ENVIRONMENTAL LABORATORIES, INC., Assignor

                                 By: /s/Joel Adler
                                    ------------------------------------
                                       Joel Adler, Assistant Treasurer



State of New York  )
County of Nassau   )  ss.

         On this 28th day of December, 1995, before me personally appeared Joel Adler, to me personally known, who, being by me duly sworn, did say that he is the Assistant Treasurer of GTEL Environmental Laboratories, Inc., and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/
                                       ---------------------------------
                                       Notary Public
                                       My Commission Expires:
                                                             -----------
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         5.      The Assignor further assigns unto the Assignee all right to sue at Assignee's expense for and to receive all damages accruing from past infringement of the Patent.

         6. This Agreement is being executed in several originals for recordation in the various jurisdictions in which the Patent is recorded.


         IN WITNESS WHEREOF, the Assignor has caused this Assignment of Patent Rights to be duly executed under seal as of and on the date first written above.

                                 GTEL ENVIRONMENTAL LABORATORIES, INC., Assignor

                                 By:  /s/ Joel Adler
                                     ----------------------------------
                                       Joel Adler, Assistant Treasurer



State of New York  )
County of Nassau   )  ss.

         On this 28th day of December, 1995, before me personally appeared Joel Adler, to me personally known, who, being by me duly sworn, did say that he is the Assistant Treasurer of GTEL Environmental Laboratories, Inc., and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/
                                       ---------------------------------
                                       Notary Public
                                       My Commission Expires:
                                                             ------------